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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report (Date of earliest event reported): July 20, 2004

                                               EDISON INTERNATIONAL
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-9936                              95-4137452
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-2222
                               (Registrant's telephone number, including area code)

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         This current report and its exhibit include forward-looking statements.  These forward-looking statements are based on current expectations and projections about future events based on knowledge of facts as of the date of this current report and assumptions about future events.  These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Edison International and its subsidiaries.  Edison International has no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.  This current report should be read in conjunction with Edison International's 2003 Annual Report on Form 10-K and Quarterly Report on Form 10-Q
for the first quarter of 2004.

Item 5.  Other Events and Regulation FD Disclosure.

         On July 20, 2004, Edison International and Edison Mission Energy issued a press release announcing that
Edison Mission Energy has entered into an agreement to sell its 51.2 percent holding in Contact Energy Limited.
Edison Mission Energy is a wholly owned indirect subsidiary of Edison International.  Edison International has
attached a copy of the press release as Exhibit 99 to this Current Report on Form 8-K.  The information in
Exhibit 99 is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits.
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              Exhibit

              99          Press Release of Edison International and Edison Mission Energy,
                          dated July 20, 2004.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                      EDISON INTERNATIONAL
                                                                           (Registrant)

                                                                     /s/ KENNETH S. STEWART
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                                                                       KENNETH S. STEWART
                                                        Assistant General Counsel and Assistant Secretary

July 20, 2004